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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-48876 on Form S-8.



/s/ Arthur Andersen LLP

Detroit, Michigan,
 March 29, 2001.